UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2026
__________________________
INFINITY NATURAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)
__________________________

Delaware	001-42499	99-3407012
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2605 Cranberry Square
Morgantown, WV 26508
(Address of principal executive offices, including zip code)
(304) 212-2350
(Registrant’s telephone number, including area code)
__________________________
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	INR	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The 2026 Annual Meeting of Stockholders of Infinity Natural Resources, Inc. (the “Company”) was held on June 9, 2026 (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company (i) elected eight directors to the Company’s Board of Directors (the “Board”) for terms expiring at the 2027 Annual Meeting of Stockholders, (ii) approved, by a non-binding advisory vote, the compensation of the Company’s named executive officers, (iii) recommended, by a non-binding advisory vote, a frequency of every year for future advisory votes to approve the compensation of the Company’s named executive officers, (iv) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, and (v) approved, pursuant to NYSE Rule 312.03, the issuance of shares of Class A common stock, par value $0.01 per share (“Class A common stock”), upon the conversion of shares of the Company’s Series A Convertible Preferred Stock, par value $0.01 per share (“Series A Convertible Preferred Stock”), or otherwise issued pursuant to the Securities Purchase Agreement, dated February 18, 2026 by and among the Company and each of the investors listed on Schedule I attached thereto (the “Securities Purchase Agreement”) and the corresponding Certificate of Designation of Series A Convertible Preferred Stock of Infinity Natural Resources, Inc. (the “Certificate of Designation”). Each of these items is more fully described in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on April 24, 2026. The voting results for each proposal were as follows:
Proposal 1. To elect eight directors to the Board for terms expiring at the 2027 Annual Meeting of Stockholders:

	For	Withheld	Broker Non-Votes
Zack Arnold	70,996,650	48,580	1,343,514
Steven Cobb	70,994,712	50,518	1,343,514
Katherine M. Gallagher	62,070,854	8,974,376	1,343,514
Scott Gieselman	70,960,415	84,815	1,343,514
Steven D. Gray	70,991,255	53,975	1,343,514
Scott McNeill	71,001,813	43,417	1,343,514
David Poole	68,319,094	2,726,136	1,343,514
William J. Quinn	70,994,762	50,468	1,343,514
Proposal 2. To approve, by a non-binding advisory vote, the Company’s named executive officer compensation:

For	Against	Abstain	Broker Non-Votes
67,036,003	2,484,190	1,525,037	1,343,514
Proposal 3. To recommend, by a non-binding advisory vote, the frequency of future advisory votes to approve the compensation of the Company’s named executive officers:

Every One Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
71,032,634	1,390	6,229	4,977	1,343,514
Proposal 4. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026:

For	Against	Abstain
71,608,697	779,811	236
Proposal 5. To approve, pursuant to NYSE Rule 312.03, the issuance of shares of Class A common stock upon the conversion of shares of Series A Convertible Preferred Stock, or otherwise issued pursuant to the Securities Purchase Agreement and the corresponding Certificate of Designation:

For	Against	Abstain	Broker Non-Votes
70,707,702	332,588	4,940	1,343,514
In accordance with the recommendation of the Board and based on the results of the advisory vote reported in Proposal 3 above, the Company has determined it will hold an advisory vote on the compensation of its named executive officers every year until the next required advisory vote on the frequency of holding such advisory votes on named executive officer compensation or until the Board otherwise determines that a different frequency for such advisory votes is in the best interests of the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINITY NATURAL RESOURCES, INC.

By:	/s/ Zack Arnold
Zack Arnold
President and Chief Executive Officer
Dated: June 10, 2026